UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	July 18, 2005

EGL, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

000-27288 76-0094895
(Commission File Number) (IRS Employer Identification No.)

15350 Vickery Drive, Houston, Texas 77032
(Address of Principal Executive Offices) (Zip Code)

(281) 618-3100
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On July 18, 2005, the Compensation Committee of the Board of Directors of EGL, Inc. (the “Company”) approved, in lieu of incremental cash compensation, an arrangement to provide Mr. James R. Crane, the Company’s Chairman of the Board and Chief Executive Officer, or his designees, with up to an aggregate of 150 hours per year of personal use of the Company’s aircraft without reimbursement by Mr. Crane.  The Company intends to include in Mr. Crane’s taxable income each year the amount required by then-current U.S. federal income tax regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2005

EGL, INC.

By:

/s/ Elijio V. Serrano

Elijio V. Serrano

Chief Financial Officer